UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2014

Southwestern Public Service Company
(Exact name of registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

001-03789	75-0575400
(Commission File Number)	(IRS Employer Identification No.)

Tyler at Sixth, Amarillo, Texas	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 571-7511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

Reference is made to the Current Report on Form 8-K filed by Southwestern Public Service Company, a New Mexico corporation (SPS), on June 2, 2014 (the June 2 Current Report) regarding various actions taken with respect to SPS’ Series G Senior Notes, 8.75% due 2018, CUSIP No. 845743 BM4 (the Series G Notes). The Effective Date referred to in the June 2 Current Report occurred on June 9, 2014 when the Bonds referred to in Item 8.01 below were issued and, as a result, the Series G Notes are secured equally and ratably with the first mortgage bonds of SPS issued pursuant to the Indenture dated as of August 1, 2011 by and between SPS and U.S. Bank National Association, as trustee.

Item 8.01.	Other Events.

On June 9, 2014, SPS issued $150 million in aggregate principal amount of 3.30% First Mortgage Bonds, Series No. 3 due June 15, 2024 (the Bonds) pursuant to an Underwriting Agreement among SPS and Credit Suisse Securities (USA) LLC and RBS Securities Inc., as the underwriters named therein. The Bonds are being issued pursuant to the registration statement, as amended, on Form S-3 (File No. 333-188179) (the Registration Statement). A prospectus supplement relating to the offering and sale of the Bonds was filed with the Securities and Exchange Commission on June 3, 2014. The Bonds will be governed by the Indenture, dated as of August 1, 2011, by and between SPS and U.S. Bank National Association, as trustee, as supplemented by the Supplemental Indenture No. 3 dated as of June 1, 2014.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
1.01	Underwriting Agreement dated June 2, 2014 among Southwestern Public Service Company and Credit Suisse Securities (USA) LLC and RBS Securities Inc.
4.01
Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to a Current Report on Form 8-K filed by SPS on August 10, 2011, file no. 001-03789).

4.02	Supplemental Indenture dated as of June 1, 2014 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee, creating 3.30% First Mortgage Bonds, Series No. 3 due 2024.
4.03	Form of 3.30% First Mortgage Bonds due 2024 (included in Exhibit 4.02).
5.01	Opinion of Faegre Baker Daniels LLP as to the legality of the securities.

5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.
5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.
12.01	Statement of computation of ratio of earnings to fixed charges.
23.01	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.01).
23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).
23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwestern Public Service Company (a New Mexico Corporation)

By:	/s/ GEORGE E. TYSON II
	Name:	George E. Tyson II
	Title:	Vice President and Treasurer

Date: June 9, 2014

Exhibit	Description
1.01	Underwriting Agreement dated June 2, 2014 among Southwestern Public Service Company and Credit Suisse Securities (USA) LLC and RBS Securities Inc.
4.01
Indenture dated as of August 1, 2011 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee (incorporated by reference to a Current Report on Form 8-K filed by SPS on August 10, 2011, file no. 001-03789).

4.02	Supplemental Indenture dated as of June 1, 2014 between Southwestern Public Service Company and U.S. Bank National Association, as Trustee, creating 3.30% First Mortgage Bonds, Series No. 3 due 2024.
4.03	Form of 3.30% First Mortgage Bonds due 2024 (included in Exhibit 4.02).
5.01	Opinion of Faegre Baker Daniels LLP as to the legality of the securities.
5.02	Opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the securities.
5.03	Opinion of Graves, Dougherty, Hearon & Moody, P.C. as to the legality of the securities.
12.01	Statement of computation of ratio of earnings to fixed charges.
23.01	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.01).
23.02	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.02).
23.03	Consent of Graves, Dougherty, Hearon & Moody, P.C. (included in Exhibit 5.03)